SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                           ---------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) April 11, 1997
                                                       --------------

                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------

            (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 1-11353                13-3757370
          --------                 -------                ----------
       (State or Other         (Commission File         (IRS Employer
       Jurisdiction of             Number)           Identification No.)
       Incorporation)


          358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
          -------------------------------------------------------

          (Address of Principal Executive Offices)          (Zip Code)

     Registrant's telephone number, including area code 910-229-1127
                                                        ------------


ITEM 5.  OTHER EVENTS

      On April 11, 1997, Laboratory Corporation of America Holdings (the "Company") filed Amendment No. 1 to its Registration Statement on Form S-3 originally filed with the Securities and Exchange Commission on February 27, 1997 (Registration No. 333-22427).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      99 Amendment No. 1 to the Company's Registration Statement filed on Form S-3 (Registration No. 333-22427) dated April 11, 1997.



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LABORATORY CORPORATION OF AMERICA HOLDINGS
                                        (Registrant)


                                    By: /s/ Wesley R. Elingburg
                                        -----------------------------------
                                            Wesley R. Elingburg
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer


Date: April 11, 1997